                                                                    EXHIBIT 10.8

                       PORTAL PROPRIETARY & CONFIDENTIAL

[LOGO OF PORTAL]

                    SOFTWARE LICENSE AND SUPPORT AGREEMENT

This Software License and Support Agreement is entered into by and between Portal Software, Inc, a California corporation with principal offices at 20883 Stevens Creek Boulevard, Cupertino, California 95014 ("Portal") and [Company Name] a(n) [state] [type of entity] with principal offices at [address] ("Licensee") and describes the terms and conditions pursuant to which Portal shall license to Licensee and support certain Licensed Software (as defined below). This Agreement shall become effective on the date it is signed by Portal ("Effective Date").

1   DEFINITIONS

1.1 "Agreement" means this Software License and Support Agreement, including any and all attached Schedules.

1.2 "Application" means the specific Application set forth in Schedule A hereto of the Licensed Software running on one or more related computers at a single location, that share the same Licensed Software Database.

1.3 "Confidential Information" means this Agreement and all its Schedules, any addenda hereto signed by both parties, all software listings, Documentation, information, data, drawings, benchmark tests, specifications, trade secrets, object code and machine-readable copies of the Licensed Software, and any other proprietary information supplied to Licensee by Portal or by Licensee to Portal which is clearly marked as "confidential" if in tangible form, or identified as "confidential" if orally disclosed.

1.4 "Designated Equipment" means the hardware make and model of the server computer on which the Licensed Software will be installed as set forth on Schedule A.

1.5 "Licensed Software" means (i) the software products designated on Schedule A hereto provided to Licensee by Portal in executable form (but not the Source Code), (ii) the associated program documentation ("Documentation"),
     (iii) any source code or object code which Portal in its sole discretion may provide to Licensee from time to time and (iv) any Updates, modifications, maintenance releases, bug fixes or work-arounds which Portal may provide to Licensee from time to time.

1.6 "Licensed Software Database" means the customer database associated with the Licensed Software which contains the Customer Records.

1.7 "Production Site" means the address and location of the server computer on which the Licensed Software will be installed as set forth on Schedule A.

1.8 "Subscriber" means an individual customer record account object ("Customer Record") in the Licensed Software Database. The total number of Subscribers is exactly equal to the number of Customer Records in the Licensed Software Database. If the Licensed Software is used to authenticate, bill, rate or otherwise track the activities of individual users within a corporate or group account, each such individual user will be deemed a Subscriber for the purposes of this Agreement.

1.9 "Updates" means any updates to the Licensed Software licensed hereunder which Portal, in its discretion, makes generally available to its Licensed Software licensees.

2  GRANT OF LICENSE

1.1 For so long as this Agreement remains in force Portal grants to Licensee a perpetual, non-exclusive and non-transferable right to use the Licensed Software on the Designated Equipment and on a single Licensed Software Database located at the designated Production Site only for the specified Application. Licensee may possess only the number of copies of any Licensed Software necessary for the type of use specified herein and may use such copies only in accordance with this Agreement and the Documentation. Portal shall at all times retain ownership of all Licensed Software including any Documentation and any copies thereof.

2.2 Portal will deliver to Licensee, as soon as is practicable, the necessary password to enable Licensee to download from Portal's website one machine-readable copy of the Licensed Software, along with one machine-readable copy of the Documentation. Licensee may not reproduce Licensed Software or Documentation except as expressly provided under this Agreement.

2.3 Licensee may copy the Licensed Software and Documentation for backup or archival purposes provided that all titles, trademark symbols, copyright symbols and legends, and other proprietary markings are reproduced.

2.4 Licensee shall be permitted to create applications using the Policy Facilities Modules source code which Portal makes generally available to all of its licensees.

2.5 Portal grants and Licensee receives no other rights or licenses to the Licensed Software, derivative works (as defined in the United States copyright Act of 1976, Title 17 USC Section 101 et. Seq.) or any intellectual property rights related thereto, whether by implication, estoppel or otherwise, except those rights expressly granted in this
     Section 2.

3  LICENSE RESTRICTIONS

3.1 Licensee agrees that it will not itself, or through any parent, subsidiary, affiliate, agent or other third party:

3.2 sell, lease, license, sublicense, encumber or otherwise deal with any portion of the Licensed Software or Documentation;

3.3 except to the minimum extent necessary to comply with EC Directive, if applicable, or other applicable legislation, decompile, disassemble, or reverse


Software License & Support Agreement                                Page 1 of 5

                       PORTAL PROPRIETARY & CONFIDENTIAL


     engineer any portion of the Licensed Software or attempt to discover any source code or underlying ideas or algorithms of any Licensed Software;

3.4 other than to the extent permitted by Section 2.4 above, create any Derivative Work based on the Licensed Software or any Portal Confidential Information;

3.5 use the Licensed Software to provide processing services to third parties, commercial timesharing, rental or sharing arrangements, or on a "service bureau" basis or otherwise use or allow others to use the Licensed Software for the benefit of any third party;

3.6 provide, disclose, divulge or make available to, or permit use of the Licensed Software by persons other than Licensee's employees who have signed a confidentiality agreement consistent with the terms and provisions herein, without Portal's prior written consent;

3.7 use any Licensed Software, or allow the transfer, transmission, export, or re-export of any Licensed Software or portion thereof in violation of any export control laws or regulations administered by the U.S. Commerce Department, OFAC, or any other government agency. All the limitations and restrictions on the Licensed Software in this Agreement also apply to the Documentation.

4  PAYMENTS AND TAXES

4.1 All payments due hereunder shall be made inside the U.S., in U.S. dollars. In addition to any remedies Portal may have hereunder or at law, any payments more than thirty (30) days overdue will bear a late payment fee of 1.5% per month, or, if lower, the maximum rate allowed by law. Delinquency in payment will result in a delay or suspension of the Licensed Software implementation timetable or services (including Support Services) provided by Portal. Resumption of services will occur after Licensee has brought itself current on all of its outstanding payment obligations to Portal. The services will be scheduled in accordance with the availability of Portal resources. Portal will not be liable for any damages caused by rescheduling of suspended services pursuant to this Section 4.1.

4.2 Licensee agrees to pay or reimburse Portal for all federal, state, dominion, provincial, or local sales, use, personal property, payroll, excise or other taxes, fees, or duties arising out of this Agreement or the transactions contemplated by this Agreement (other than taxes on the net income of Portal.) If any tax is payable by Licensee under this Section 4.2, then the Licensee shall provide evidence of payment to Portal and Portal shall use all reasonable efforts to obtain a credit, rebate, or benefit for that amount against its own tax, and if it receives such credit, rebate, or benefit it shall refund to Licensee an amount equal to the lesser of the amount paid by Licensee and the credit, rebate, or benefit obtained by Portal.

5  LICENSE FEE

In consideration of the rights granted herein, Licensee shall pay Portal the license fee(s) as set forth in Schedule A.

6  MAINTENANCE AND TECHNICAL SUPPORT

6.1 Upon payment of the annual maintenance and support fee set forth on Schedule A, Licensee shall be entitled to receive Updates and technical support in accordance with Portal's Gold Level Support Policy. Portal's current Gold Level Support Policy appears at Schedule B.

6.2 Portal shall have no obligation to support (a) altered, damaged or modified Licensed Software (except as authorized by Portal) or any portion of the Licensed Software incorporated into other software, (b) Licensed Software that is not the then current or immediately previous sequential release,
     (c) problems caused by Licensee's negligence, abuse, or misapplication, or use of the Licensed Software other than as specified in Portal's user documentation or other causes beyond the control of Portal, or (d) Licensed Software installed on a system that is not supported by Portal. Portal shall have no liability for any changes in Licensee's hardware which may be necessary to use the Licensed Software.

6.3 Portal reserves the right to change its technical support guidelines and procedures provided (i) Portal provides Licensee with at least sixty (60) days prior written notice of such changes, and (ii) such changes do not diminish Portal's overall technical support obligations to Licensee in any material regard.

7  TERMINATION

7.1 This Agreement commences on the Effective Date and will remain in force until it is terminated.

7.2 Portal may, by written notice to Licensee, terminate this Agreement if any of the following events ("Termination Events") occur, provided that such termination will not relieve Licensee of its payment obligations hereunder or otherwise entitle Licensee to a refund of any portion which have been paid to Portal;

7.3 Licensee is in breach of this Agreement, which breach, if capable of being cured, is not cured within thirty (30) days (ten (10) days in the case of nonpayment) after Portal gives Licensee written notice of such breach; or Portal may terminate this Agreement immediately upon notice if Licensee breaches any of its obligations under Section 3 above;

7.4 Licensee terminates its business activities or becomes insolvent, admits in writing to inability to pay its debts as they mature, makes and assignment for the benefit of creditors, or becomes subject to direct control of a trustee, receiver or similar authority.

7.5 Termination will become effective immediately or on the date set forth in the written notice of termination and any payment obligations under this Agreement shall immediately become due and owing. Termination of this Agreement will not affect the provisions regarding Licensee's or Portal's treatment of Confidential Information, provisions relating to the payments of amounts due, provisions limiting or disclaiming Portal's liability, and/or provisions


Software License & Support Agreement                                Page 2 of 5

                       PORTAL PROPRIETARY & CONFIDENTIAL

     regarding applicable law, which provisions will survive termination of this Agreement.

7.6 Upon termination, all licenses granted hereunder shall cease to be effective and Licensee shall immediately cease all use of any affected Licensed Software, Documentation and Portal Confidential Information.

7.7 Within fourteen (14) days of the date of termination or discontinuance of this Agreement for any reason whatsoever, Licensee shall return the Licensed Software, derivative works and all copies thereof, in whole or in part, all related Documentation and all copies thereof, and any other Confidential Information in its possession. Licensee shall furnish Portal with a certificate signed by an executive officer of Licensee verifying that the same has been done.

7.8 Termination is not an exclusive remedy and all other remedies will be available whether or not termination occurs.

8  INDEMNIFICATION FOR INFRINGEMENT

8.1 Portal will, at its expense, defend or settle any claim, action or allegation brought against Licensee that the Licensed Software infringes any patent, copyright, trade secret or other proprietary right of any third party and shall pay any final judgment awarded or settlements entered into; provided that Licensee gives prompt written notice to Portal of any such claim, action or allegation of infringement and gives Portal the authority to proceed as contemplated herein. Portal will have the exclusive right to defend any such claim, action, or allegation and make settlements thereof at its own discretion, and Licensee may not settle or compromise such claim, action or allegation, except with prior written consent of Portal. Licensee shall give such assistance and information as Portal may reasonably require to settle or oppose such claims.

8.2 In the event any such infringement, claim, action, or allegation is brought or threatened, Portal may, at its sole option and expense:

8.3 Procure for Licensee the right to continue use of the Licensed Software or the infringing portion thereof;

8.4 Modify, amend or replace the Licensed Software or infringing part thereof with other software having substantially the same or better capabilities;

8.5 If neither of the foregoing is commercially practicable, Portal shall refund the portion of the licensee fee specified on Schedule A related to the infringing part thereof less one-forty-eighth (1/48) thereof for each month or portion thereof that this Agreement has been in effect. In the event that such refund is made, Licensee shall immediately cease using the infringing portion of the Licensed Software and will remove the same from its system and so certify to Portal. If, as a result of having ceased using the infringing Licensed Software due to an infringement claim Licensee is not reasonably able to continue using the other components of the Licensed Software licensed hereunder, Licensee will be permitted to return those other Licensed Software components on the same terms as set forth above for infringing Licensed Software. By paying any refund(s) in the manner herein contemplated Portal will be released from any further obligation whatsoever to Licensee in connection with the infringing part of the Licensed Software.

8.6 THE FOREGOING OBLIGATIONS SHALL NOT APPLY TO THE EXTENT THE INFRINGEMENT ARISES AS A RESULT OF (A) MODIFICATIONS TO THE LICENSED SOFTWARE MADE BY ANY PARTY OTHER THAN PORTAL OR PORTAL'S AUTHORIZED REPRESENTATIVE, OR (B) FAILURE OF LICENSEE TO INSTALL AN UPDATE, UPGRADE, MAINTENANCE RELEASE, PATCH, ETC., WITHIN A REASONABLE TIME OF BEING PROVIDED ACCESS TO THE SAME BY PORTAL IF SUCH INFRINGEMENT WOULD HAVE BEEN AVOIDED BY SUCH INSTALLATION. THIS SECTION 8 STATES THE ENTIRE LIABILITY OF PORTAL WITH RESPECT TO INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADE SECRET OR OTHER PROPRIETARY RIGHT.

9  WARRANTY AND LIMITATION OF LIABILITY

9.1 Portal warrants to Licensee that the Licensed Software will perform in substantial accordance with the Documentation for a period of ninety (90) days from the Effective Date. If the Licensed Software does not perform as herein warranted, Portal shall undertake at its own expense to correct the non-conforming part of the Licensed Software. If correction is not reasonably possible or commercially practicable, Portal shall refund the monies paid by Licensee for that non-conforming Licensed Software.

9.2 Portal warrants that the Licensed Software is designated to be used prior to, during and after the calendar year 2000 and that the Licensed Software will operate during each such time period without error relating to, or the product of, date data which references different centuries or more than one century. If the Licensed Software does not perform as warranted, Portal shall undertake at its own expense to correct the non-conforming part of the Licensed Software, or if correction is reasonably not possible, replace such non-conforming part of the Licensed Software free of charge. If neither of the foregoing is commercially practicable, Portal shall refund the license and annual maintenance support fees paid by Licensee for the non-conforming Licensed Software. If a refund is made in the manner herein contemplated, the parties will amend the definition of "Licensed Software" in Schedule A to reflect the same. The foregoing Year 2000 Warranty shall not apply to the extent that the Licensed Software is used or interfaced with other software, data or operating systems which are not Year 2000 compliant or if the Licensed Software has been modified in a manner not authorized by Portal. THE FOREGOING ARE LICENSEE'S SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF WARRANTY.

9.3 Portal's warranty obligations as set forth above are made to and for the benefit of Licensee only and shall be enforceable against Portal only if:

9.3.1 The Licensed Software has been properly installed and has been used at all times in accordance with the Documentation and this Agreement;

Software License & Support Agreement                                Page 3 of 5

                       PORTAL PROPRIETARY & CONFIDENTIAL


9.3.2 All modifications, alterations or additions to the Licensed Software, if any, have been made using Licensed Software Customization Tools provided by Portal to Licensee; and

9.3.3 Licensee has not made or caused to be made modifications, alterations or additions to the Licensed Software that cause it to deviate from the Documentation.

9.4 Except as set forth in this Section 9, Portal makes no warranties, whether express or implied, or statutory regarding or relating to the Licensed Software or the Documentation, or any materials or services furnished or provided to Licensee under this Agreement. Specifically, Portal does not warrant that the Licensed Software will be error free or will perform in an uninterrupted manner. To the maximum extent allowed by law, Portal specifically disclaims all implied warranties of merchantability and fitness for a particular purpose (even if Portal had been informed of such purpose) with respect to the Licensed Software, Documentation and support and with respect to the use of any of the foregoing.

9.5 IN NO EVENT WILL PORTAL OR ITS SUBCONTRACTORS BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, LOSS OF DATA, COST OF COVER OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH OR ARISING OUT OF THE FURNISHING, PERFORMANCE OR USE OF THE LICENSED SOFTWARE OR SERVICES PERFORMED HEREUNDER OR ANY DELAY IN DELIVERY OR FURNISHING THE LICENSED SOFTWARE OR SAID SERVICES WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTIOUS CONDUCT, INCLUDING NEGLIGENCE, EVEN IF PORTAL HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

9.6 PORTAL'S MAXIMUM AGGREGATE LIABILITY (WHETHER IN CONTRACT, TORT OR ANY OTHER FORM OF LIABILITY) FOR DAMAGES OR LOSS, HOWSOEVER ARISING OR CAUSED, WHETHER OR NOT ARISING FROM PORTAL'S NEGLIGENCE, SHALL IN NO EVENT BE GREATER THAN (A) IN THE EVENT SUCH DAMAGE IS NOT RELATED TO SUPPORT, THE LICENSE FEE SPECIFIED IN SCHEDULE A RELATED TO THE PARTICULAR LICENSED SOFTWARE PROGRAM WHICH CAUSED THE DAMAGE OR LOSS, OR (B) IN THE EVENT SUCH DAMAGE OR LOSS IS RELATED TO SUPPORT, THE SUPPORT FEES PAID BY LICENSEE FOR THE THEN CURRENT SUPPORT TERM.

9.7 No employee, agent, representative or affiliate of Portal has authority to bind Portal to any oral representations or warranty concerning the Licensed Software. Any written representation or warranty not expressly contained in this Agreement is unenforceable.

10  AUDIT RIGHTS/QUARTERLY REPORTS

10.1 Licensee shall keep and maintain full, accurate and detailed records regarding its obligations under this Agreement and the number of Subscribers of the Licensed Software Database. Portal or its representatives shall be entitled to review and audit such books and records and/or Licensee's compliance with the provisions of this Agreement from time to time during normal business hours by providing written notice to Licensee at least ten (10) business days prior to such audit. If any such audit reveals a deficiency in any amounts due to Portal hereunder, Licensee will immediately pay such amounts as are required to re-establish compliance with the terms of this Agreement.

10.2 Commencing ninety (90) days from the Effective Date, Licensee will provide Portal with calendar quarterly reports setting forth the total number of Subscribers. Licensee will provide Portal with all such reports and any payments required hereunder within thirty (30) days of the end of each calendar quarter.

11  ASSIGNMENT/BINDING AGREEMENT

Neither this Agreement nor any rights under this Agreement may be assigned or otherwise transferred by Licensee, in whole or in part, including by way of merger, acquisition or sale of all or substantially all of the voting rights in one or more related transactions, without Portal's prior written consent.

12  CONFIDENTIALITY

12.1 Each Party acknowledges that the Confidential Information constitutes valuable trade secrets and each party agrees that it shall use the Confidential Information of the other party solely in accordance with the provisions of this Agreement and it will not disclose, or permit to be disclosed, the same directly or indirectly, to any third party without the other party's prior written consent. Each party agrees to exercise due care in protecting the Confidential Information from unauthorized use and disclosure. However, neither party bears any responsibility for safeguarding any information that it can document in writing (i) is in the public domain through no fault of its own, (ii) was properly known to it, without restriction, prior to disclosure by Disclosing Party, (iii) was properly disclosed to it, without restriction, by another person with the legal authority to do so, (iv) is independently developed by Receiving Party without use or reference to Disclosing Party's Proprietary Information or (v) is required to be disclosed pursuant to a judicial or legislative order or proceeding; provided that, to the extent permitted by and practical under the circumstances, Receiving Party provides to Disclosing Party prior notice of the intended disclosure and an opportunity to respond or object to the disclosure or if prior notice is not permitted or practical under the circumstances, prompt notice of such disclosure.

12.2 In the event of actual or threatened breach of the provisions of Section 3 or Section 12, the non-breaching party will be entitled to immediate injunctive and other equitable relief, without bond and without the necessity of showing actual damage.

13  NOTICE

Any notice required or permitted under the terms of this Agreement or required by law must be in writing and must be (a) delivered in person, (b) sent by registered mail, return receipt requested, (c) sent by overnight air courier, or
(d) by facsimile, in

Software License & Support Agreement                                Page 4 of 5

                       PORTAL PROPRIETARY & CONFIDENTIAL


each case forwarded to the appropriate address set forth above. Either party may change its address for notice by written notice to the other party. Notices will be considered to have been given at the time of actual delivery in person, three
(3) business days after posting, or one day after (i) delivery to an overnight air courier service or (ii) the moment of transmission by facsimile.

14  MISCELLANEOUS

14.1  Force Majeure. Neither party will incur any liability to the other on
----  -------------
      account of any loss or damage resulting from any delay or failure to perform all or any part of this Agreement if such delay or failure is caused, in whole or in part, by events, occurrences, or causes beyond its control and without negligence of the parties. Such events, occurrences or causes will include, without limitation, acts of God, strikes, lockouts, riots, acts of war, earthquakes, fire and explosions, but the ability to meet financial obligations is expressly excluded.

14.2  Waiver. Any waiver of the provisions of this Agreement or of a party's
----  ------
      rights or remedies under this Agreement must be in writing to be effective. Failure, neglect or delay by a party to enforce the provisions of this Agreement or its rights or remedies at any time will not be construed to be deemed a waiver of such party's rights under this Agreement and will not in any way affect the validity of the whole or any part of this Agreement or prejudice such party's right to take subsequent action.

14.3  Severability. If any term, condition or provision in this Agreement is
----  ------------
      found to be invalid, unlawful or unenforceable to any extent, the parties shall endeavor in good faith to agree to such amendments that will preserve, as far as possible, the intentions expressed in this Agreement. If the parties fail to agree on such an amendment, such invalid term, condition or provision will be severed from the remaining terms, conditions and provisions, which will continue to be valid and enforceable to the fullest extent permitted by law.

14.4  Entire Agreement.  This Agreement (including the Schedules and any addenda
----  ----------------
      hereto signed by both parties) contains the entire agreement of the parties with respect to the subject matter of this Agreement and supercedes all previous communications, representations, understandings and agreements, either oral or written, between the parties with respect to said subject matter.

14.5  Standard Terms of Licensee. No terms, provisions or conditions of any
----  --------------------------
      purchase order, acknowledgement or other business form that Licensee may use in connection with the acquisition or licensing of the Licensed Software will have any effect on the rights, duties or obligations of the parties under, or otherwise modify, this Agreement, regardless of any failure of Portal to object to such terms, provisions, or conditions.

14.6  Public Announcements/Publicity. Licensee and Portal agree to cooperate
----  ------------------------------
      regarding public relations activities, including public announcements, joint press releases, and other activities to be mutually agreed. Neither party will perform such activities without the prior written consent of the other party, which consent shall not be unreasonably withheld.

14.7  Counterparts.  This Agreement may be executed in counterparts, each of
----  ------------
      which so executed will be deemed to be an original and such counterparts together will constitute one and the same Agreement.

14.8  Applicable Law.  This Agreement will be interpreted and construed pursuant
----  --------------
      to the laws of the State of California and the United States without regard to conflict of laws provisions thereof, and without regard to the United Nations Convention on the International Sale of Goods. Any legal action or proceeding relating to this Agreement shall be instituted in a state or federal court in Santa Clara County, California. Portal and Licensee agree to submit to the jurisdiction of, and agree that venue is proper in, these courts in any such action or proceeding. The prevailing party in any action to enforce this Agreement will be entitled to recover its attorney's fees and costs in connection with such action. Licensee represents that it is not a government agency and it is not acquiring the license pursuant to a government contract or with government funds.

IN WITNESS WHEREOF, the authorized representatives of the parties hereby bind the parties by signing below:

[Company Name]
"Licensee"

By:______________________________________________________________

Print Name:______________________________________________________

Title:___________________________________________________________

Date:____________________________________________________________



Portal Software, Inc.
"Portal"

By:______________________________________________________________

Print Name:______________________________________________________

Title:___________________________________________________________

Date:____________________________________________________________


Software License & Support Agreement                                Page 5 of 5

                       PORTAL PROPRIETARY & CONFIDENTIAL


                                  SCHEDULE A


SECTION 1.0  LICENSED  SOFTWARE

The following Portal Software products and their associated online documentation will be provided by Portal and will comprise the "Licensed Software":







SECTION 2.0  APPLICATION DESCRIPTION/PLATFORM /INITIAL SUBSCRIBER LIMIT

2.1  APPLICATION:

2.2  Platform (O/S):

2.3  Initial Subscriber Limit:


SECTION 3.0  INSTALLATION SITES

3.1  PRODUCTION SITE:

3.2  Development Site:

3.3  Backup Site:


SECTION 4.0  LICENSE AND MAINTENANCE SUPPORT SERVICE FEES

4.1  SOFTWARE LICENSE FEES

     The following table sets forth the license fees for the Licensed Software for the above-stated Application for up to _________ Subscribers.


-----------------------------------------------------------------------------------------------------------------
             Licensed Software Components                            License Fees
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

SLSA Schedule A                                                         Page A-1

                       PORTAL PROPRIETARY & CONFIDENTIAL


4.2 ANNUAL GOLD LEVEL SUPPORT SERVICES FEES

     Portal will provide Gold Level Maintenance Support Services in accordance with Schedule B ("Support Services") for _________ Subscribers for one-year Annual Support Services terms for the Support Services fees set forth below. Support Services will be automatically renewed in one-year periods on the same terms and conditions unless Licensee terminates such Support Services by providing written notice to Portal at least sixty (60) days prior to the end of the then-current annual support services term.


---------------------------------------------------------------------------------------------------------------------
       Portal Support Services                       Annual Fee                          Annual Payment Date
---------------------------------------------------------------------------------------------------------------------
Gold Level Support Services                     $                                          Effective Date
---------------------------------------------------------------------------------------------------------------------

4.3  ADDITIONAL SUBSCRIBER LICENSE AND SUPPORT SERVICES FEES

     For up to three (3) years from the Effective Date ("Option Period") Licensee shall be entitled to use the Licensed Software listed in Section 1.0 above for the designated Application in connection with additional subscribers ("Additional Subscribers") provided Licensee shall pay the amounts set forth in the following table. Additional Subscribers will be licensed in the incremental blocks specified and not one at a time. Associated Annual Support Services fees will be due when the Additional Subscribers are licensed. Annual Support Services fees will be prorated over the remainder of the annual support term during which they are added.



--------------------------------------------------------------------------------------------------------------------------
  Subscriber              Subscribers in             License Fee Per       License Fee per                 Annual Gold
   Numbers                    Block                    Subscriber              Block                    Support Services
                                                                                                          Fee Per Block
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

SECTION 5.0  PAYMENT SCHEDULE

Licensee agrees to make payment in accordance with the following table:


---------------------------------------------------------------------------------------------------------------------
                 Description                                 Amount                         Payment Due Date
---------------------------------------------------------------------------------------------------------------------
License Fee                                                                                  Effective Date
---------------------------------------------------------------------------------------------------------------------
Annual Gold Support Payment                                                                  Effective Date
---------------------------------------------------------------------------------------------------------------------
Basic Infranet Developer Training                                                    Within 30 days of Invoice Date
---------------------------------------------------------------------------------------------------------------------
Advanced Infranet Developer Training                                                 Within 30 days of Invoice Date
---------------------------------------------------------------------------------------------------------------------

SLSA Schedule A                                                         Page A-2

[LOGO]


                                  SCHEDULE B





                                                                    Infranet(TM)




                                                                 Product Support

                                            Guidelines, Policies and Definitions

                                                                     Version 2.0

Portal Software, Inc.
20863 Stevens Creek Boulevard
Suite 200
Cupertino, CA 95014
U.S.A.

                                                                 Product Support
                                            Guidelines, Policies and Definitions


SUPPORT OVERVIEW:.....................................................................   3

WEB-BASED SUPPORT.....................................................................   3

 Submitting a Support Case............................................................   3
 Viewing Status or Updating a Support Case............................................   5

SEVERITY DEFINITIONS:.................................................................   6

 Changing Severity Level:.............................................................   8

STATUS DEFINITIONS....................................................................   8

 Typical Progression Through Status...................................................   9
 Support Case Activity Log............................................................  10

RESPONSE AND RESOLUTION OBJECTIVES....................................................  10

 Phase Definitions:...................................................................  11

COMMUNICATION.........................................................................  11

SUPPORT ESCALATION PROCESS............................................................  12

 Calling the Message Center...........................................................  13
 For General Support Issues and Errors of Any Severity................................  13

TECHNICAL SUPPORT CONTACTS............................................................  14

SOFTWARE ERRORS.......................................................................  14

 Product Support Period...............................................................  15

--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                 Page - 2 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions









SUPPORT OVERVIEW

As Portal grows we are committed to continuing to develop our world-class technical support service organization to provide the best support services to our customer. The following are our procedures to ensure that you, as a customer, receive proper and prompt assistance when needed.

WEB-BASED SUPPORT

Technical support is available to all Portal customers with a current customer support contract. Portal's Web-Based support provides fast and easy access to all your technical support cases. It allows you to add a new case, or update and monitor the status of an existing case. Each case is associated with a case number for reference and tracking purposes.

Each customer contact is provided with a login ID and password. To obtain your login and password, register by completing our online registration form:
                                               -------------------------

     www.portal.com/professional services/plreg.htm
     ----------------------------------------------

For all development or production related questions, errors or defects, please start by submitting the issue via our Web-Based Support interface:
                                      -----------------

     www.portal.com/WebSupport/login.htm
     -----------------------------------

If you experience problems with our web site, please notify us by sending us an email at techsup@portal.com
         ------------------


--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                 Page - 3 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions


Submitting a Support Case:
--------------------------

To submit a new support case, login via www.portal.com/WebSupport/login.htm by
                                        -----------------------------------
providing your current user login and password. From the `case listings' screen, click on the `Add a New Case' button to get to the `open a new case' screen containing a blank template for case submission. Fill in all the required information, when finished click on the `Submit' buttom at the bottom of the screen. If all the required information has not been filled in , you will get an error message, else it will inform you that the submission was successful and provide a case number for future reference. To get back to any of the previous screens, you must click the "Back" icon on your browser.







Following fields are required when submitting a support case:


Name                  Case Type     Case Severity     Case Priority
Infranet Version      Deployment    Product Area      Hardware
Operating System      Database      Problem Summary   Problem Detail.



Name - Name of submitter filing the support case. Email notifications are sent to the submitter of the case.

Case Type - Case Type field is used to classify the problem into one of the following three categories:

  .  Bug/Defect -  Problem has been identified as a product defect

  .  Question -  A technical question on functionality, API's and so forth

  . Request for Enhancement - Request for a feature or product enhancement in a future release

Case Severity - Severity field is used to indicate the impact of the problem in a production or development environment.

  Important:  When selecting severity, please follow the severity guidelines in
  -----------------------------------------------------------------------------
  the latter part of this document. If in reviewing the support case, Portal's
  ----------------------------------------------------------------------------
  analysis is that a change in severity level is consistent with the severity
  ---------------------------------------------------------------------------
  definitions, Portal will change the severity level and notify the submitter.
  ----------------------------------------------------------------------------

Case Priority - Priority field is used to indicate the urgency of the problem. In the case when a customer reports several issues, the support engineer prioritizes the issues list first by severity then by priority levels as assigned by the submitter.

--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                 Page - 4 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions



Infranet Version - Version field indicates the released version in which the problem exists. This information is relied upon by engineering when delivering a fix or a patch and therefore MUST be accurate.
                               ----




[PICTURE APPEARS HERE]Deployment Type - Deployment Type field is used to identify the product implementation stage. This field is defined in conjunction with the Severity of the problem.

     .  Production: Problem occurs in the production environment.

     .  Development: Problem occurs in the development environment.

     .  Test: Problem occurs in the test environment.



--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                  Page -5 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions








[PICTURE APPEARS HERE]Hardware - Hardware field is used to identify the hardware on which your software or a specific module is running on.

[PICTURE APPEARS HERE]Operating System - Operating System field is used to identify the operating system where the software or a specific module is running on. This information is relied upon by engineering when delivering a fix or a patch and therefore MUST be accurate
                    ----


--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                 Page - 6 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions






[PICTURE APPEARS HERE]Database - Database field is used to identify the relational database management system (RDBMS).

Problem Summary - Product Summary field is used to provide a brief description of the technical problem which you are experiencing.

[PICTURE APPEARS HERE]Problem Detail - Problem Detail field is used to provide a detailed description of the technical problem which you are experiencing. Please send large text files as an attachment to techsup@portal.com. Enter as much
                                          ------------------
information as possible to allow Portal staff to accurately isolate the problem. The detail description should also include the following information:

     .  Errors in the error logs (i.e. cm.pinlog, dm.pinlog, and so forth)

     .  Configuration information relevant to this problem.

     .  How and when the problem occurs.

     .  Steps to reproduce the problem.


--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                 Page - 7 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions


  Email any configuration (pin.cnf) or log files (pinlog)  to
  techsup@portal.com.  Please include your case number and company name in the
  ------------------
  subject header of the email.

  For example:

       "Portal case# 1234:  dm_oracle pinlog files"

  NOTE: Be aware that when you CC people in your email to us with aliases, we may not get the full email address of the CC'ed person. If that is the case, we will be unable to send a reply to them. You will need to forward our reply to them yourself.


Viewing Status or Updating a Support Case:
-------------------------------------------


To view current status or submit any updates to an existing support case, login via www.portal.com/WebSupport/login.htm by providing your current user login and
    -----------------------------------
password. From the `case listings' screen, double click on Case Description to get to the `case activity' screen to view current status or submit any updates. To submit updates, add your comments in the Additional Comments section and click on `Submit' button when finished. At this point, the Case Status will change to `Submitted' and an email notification is sent to Portal's technical support to notify them of the customer update.

SEVERITY DEFINITIONS

Severity 1 - Production issue - Major product defect causing complete loss of service. A support case can be filed as a severity 1 ONLY if the problem
          ----------------------------------------------------------------
exists in a production environment.  Resolution: work until complete
-----------------------------------              -------------------

   Examples:

     .  System failure prevents end-users from accessing network service.

     .  Failover not successful in routing around problems.

     .  Repeated data loss or data corruption occurs to object data.

     .  Repeated software failures that result in total interruption of service.

Severity 2 - Production issue/Emergency development issue - Serious product defect causing major but intermittent loss of production service or preventing imminent


--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                 Page - 8 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions


deployment of system under development. No workaround is available, but operation can continue in a restricted fashion. Resolution: Work until
                                                            ----------
complete.
---------

  Examples:

     . System failure prevents end-users from signing up for service, but allows end users to access network services.

     . System failure prevents billing collections from occurring, but allows end-users to access network service.

Severity 3 - Significant product defect causing loss of service of one or more functions or a technical question of high urgency. Workaround is not available, or functionality loss is critical to system operation. Resolution: "Quick Fix"
                                                                     ----------
or next release, if imminent
----------------------------


  Examples:

     . System failure prevents admin users from performing specific account updates, but all other functions are working. However, the missing function is critical to determining customer's sales commissions.

     . System failure prevents end-users from accessing web pages for account information, but allows end-users to access network service. However, for many users, the web is the only access available to them.

Severity 4 - Product defect causing loss of service of one or more functions or a technical question of medium urgency. Workaround is available, or functionality loss is not critical to system operation. Resolution: Next or
                                                                     --------
future release
--------------


  Examples:

     . System failure prevents admin users from performing specific account updates, but all other system functions are working.

     . System failure prevents end-users from accessing web pages for account information, but allows end-users to access network service.

Severity 5 - Minor product defect causing little or no end-user visible loss of service or a technical question of low urgency. This category includes cosmetic errors or defects where the impact to a customer's operation is minor.
Resolution:  Candidate for future release
             ----------------------------

  Examples:


--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                 Page - 9 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions


     .  Documentation errors requiring correction or clarification.

     .  Most error message problems.

     . System failure that occurs rarely and where failover successfully routes around the failure.

Severity 10 - Enhancement request to Infranet for new feature or modification to existing feature rendering the feature more effective, complete or easier to use. Resolution: Candidate for future release
                   ----------------------------

  Examples:

     .  Additional summary reports by cycle, accounts, etc.

     .  Additional screens in the web interface.


Changing  a Severity Level:
---------------------------

When a support case is initially submitted, the submitter makes their best estimate of the appropriate severity level and files it as such. As Portal and the submitter work on the reported issue, it may become clear that the severity level should be changed. If the submitter wishes to change the severity level, they should update the case via the web to indicate what severity level to
change from and to, and why the change is being requested.   If in reviewing the
case, Portal's analysis is that a change in severity levels is consistent with the definitions above, Portal will change the severity level and notify the submitter.

STATUS DEFINITIONS

Submitted - A support case is in this state when first submitted.   An existing
case will revert back to the submitted state when any updates are made via the web by the submitter.

Pending - waiting Customer - A support case is in this state to indicate that more information is needed from the submitter for Portal to further analyze the problem. Information to include when submitting a case includes: how to reproduce the error, any non-reproducible symptoms and any error messages, configuration information, steps to reproduce the failure and so forth.


--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                Page - 10 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions


Researching - A support case is in this state to indicate that the technical support engineer is in the process of trying to reproduce the problem. If the issue can be resolved without engineering evaluation, the technical support engineer will drive resolution.

Qualified as Bug - Technical Support has reviewed the support case and has qualified it as a bug warranting engineering evaluation. Cases filed as a severity 1 or severity 2 remain in this state until a fix or a patch is delivered. Cases filed as severity 3, severity 4, severity 5 or severity 10 are moved to Closed state. However, customers can continue to monitor engineering progress and updates for Closed support cases that have been qualified as bugs.

Patch Delivered - A patch or a "Quick Fix" was delivered to the customer and is awaiting customer validation. Case is moved to `Closed' state after verification of fix from customer.

Closed - Closed is the final state of a case and indiates that no further analysis is needed to be performed by Portal's technical support staff. The technical question has been answered satisfactorily. In the case of a product defect submitted as a severity 3, 4, 5 or a 10, technical support will continue to update the support case with status from engineering.





Typical Progression Through Status
----------------------------------

The order in which the status indicators are listed in the prior pages is close to representing the typical progression through to resolution. All cases are automatically tagged with a status of "Submitted" when they are filed.
Technical Support engineers are the first ones at Portal to review a case. They will do one of four things.

   1) They may see that more information is needed to analyze the problem, note what information is needed in the case and change the status to "Pending-waiting Customer" until more information is provided by the submitter.

   2) They may determine that this case warrants review by Portal Engineering and reports the issue to enigneering and changes the status to "Qualified as Bug".

   3) They have all the necessary information to try reproducing the problem and changes the status to "Researching".

   4) Or they are able to answer the question if the answer does not require any code changes, and changes the status to "Closed".


--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                Page - 11 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions


Once a case is marked as Qualified as Bug, then Portal Engineering reviews it, assigns it to an appropriate engineer. When an engineer reviews the case, they may do one of three things:

   1) Evaluate it, determine they have enough information to reach a resolution.

   2) Evaluate it, determine that more information is necessary, list what information is necessary in the case and mark the status as "Pending waiting Customer"

   3) Evaluate the case, determine that it should be closed for some reason, indicate the reason (such as not a bug) and change the status to "Closed"

After a Portal engineer has evaluated a case and has determined that enough information is available, the engineer will work on a fix for the error. After the build in which the fix has been integrated is delivered (posted to the Portal web site) as a Release or an Update, then the case status is changed to"Patch Delivered". Or in the case of a severity 1 or a severity 2 issue, if Portal agrees that it mandates an immediate resolution, Portal engineer will
work to provide a standalone `Quick Fix' as an interim solution.   In the
                                                                   ------
interest of speedy delivery to our customers, `Quick Fixes' bypass our full
---------------------------------------------------------------------------
system tests and are only unit tested by the engineers.  We strongly recommend
------------------------------------------------------------------------------
that `Quick Fixes' are fully tested in your test environment prior to deployment
--------------------------------------------------------------------------------
in your production environment.  `Quick Fixes' are integrated into the next
---------------------------------------------------------------------------
patch release, updates or normal product release .  Portal will provide `Quick
------------------------------------------------------------------------------
Fixes' only for the latest patch or update currently supported for that release.
--------------------------------------------------------------------------------

We recognize that your technical problems often need immediate attention. To address this need, we have asked our technical support engineers to be available 24 hours a day to respond to both severity 1 and 2 problems. In order to ensure that we continue to provide this high level of support, we request confirmation of the success or failure of a 'Quick Fix' or workaround within 48 hours after it has been provided to you. The ability to work closely with you is critical for resolving your technical problems efficiently.

Support Case Activity Log
-------------------------

Any activity on the support case will be added to the call `Details' section as it progresses through to resolution. Any information that is pertinent will be added to the `Details. In particular when a case status is changed to Pending, details of what information is needed is described.


RESPONSE and RESOLUTION OBJECTIVES


--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                Page - 12 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions


It is our intent to meet or beat the Response and Resolution Objectives guidelines as set forth in the table below. Actual response and resolution times may take longer and are depended upon the complexity of the problem.




----------------------------------------------------------------------------------------------
           SEVERITY LEVEL                 CALL          TARGET              RESOLUTION
                                          BACK            for                OBJECTIVE
                                          TIME          INITIAL
                                                        ANALYSIS

1  Complete loss in production          30 minutes      4 hours           work until complete

2  Serious defect causing major but     4 hours         8 hours           work until complete
   intermittent loss in production or
   preventing deployment.

3  Significant defect causing minor     2 business      5 business days   Patch or next
   loss in production with no           days                              release
   workaround

4  Minor defect causing minor loss      Via WEB         Via WEB updates   Next or future
   with workaround                      updates                           release

5  Minor defect causing no loss         Via WEB         Via WEB updates   Candidate for
                                        updates                           future release

10 - Request for Enhancement            Via WEB         Via WEB updates   Candidate for
                                        updates                           future release
----------------------------------------------------------------------------------------------



Phase Definitions:
------------------

Call Back Time - Initial callback from Portal by a qualified technical support representative.

Target for Initial Analysis - Targeted response time for first detailed analysis of problem, including any possible workaround and plan for complete resolution. Resolution Objective - Estimate of when a fix or workaround is available to customer to eliminate symptoms of problem.

NOTE: Our response time for product defects will be based on the severity levels and individual customer's support contract. If the defect is not resolved in a satisfactory manner, please escalate the situation per the "Escalation Process" as described on page 13.


--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                Page - 13 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions


COMMUNICATION

Severity 1 Cases
----------------

     For Severity 1 cases Portal provides updates to submitter as pertinent information becomes available. These updates are provided via phone, fax or email or via web updates as the situation warrants. The definition of Severity 1 as complete loss of service in production will be strictly adhered to and any cases that do not fall within this definition either initially or after a work around has been provided will be reassigned to a lower severity level.

Severity 2 Cases
----------------

     For Severity 2 cases Portal provides updates to submitter as pertinent information becomes available. These updates are provided via phone, fax or email or via web updates as the situation warrants. The definition of Severity 2 as major loss of service in production or preventing imminent deployment will be strictly adhered to and any cases that do not fall within this definition either initially or after a work around has been provided will be reassigned to a lower severity level.

Severity 3, 4, 5 and 10 Cases
-----------------------------

     Portal communicates updates on these cases via web updates as pertinent information is available. The Web-Base support interface permits users to search for recently updated cases and it will also send email notifications when a case is changed.

24X7 SUPPORT

Our 24-hour support services are only available to our Gold Level Support customers for reporting a severity level 1 or a severity level 2 system failure in a production environment only. For all other severities and for Silver Level Support customers, please call during our normal business hours Monday through Friday (excluding holidays) 8:00 am - 5:00 pm PST.

SUPPORT ESCALATION PROCESS



--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                Page - 14 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions


To ensure that our customers are getting the appropriate level of attention and service, the following are escalation procedures to use when dealing with any Infranet product defect.

Severity 1 Errors:


Definition:   Major product defect causing complete loss of service.
----------

Escalation Process:
-------------------
1.  Report the failure via the Web-Based Support interface:
       www.portal.com/websupport/login.htm
       -----------------------------------

2.  Call our 24-Hour message center at (408) 752-7430 to report the problem. The
- on-call support engineer will be paged to respond. A support engineer is expected to respond within 30 minutes of logging the call with the message center. If you are able to bring your production system back online
            -----------------------------------------------------------
    successfully and believe that a less urgent fix is required and can be
    ----------------------------------------------------------------------
    worked on during normal business hours, you do not have to call the message
    ---------------------------------------------------------------------------
    center.
    -------

3. The initial focus of the support engineer will be to provide assistance to bring the production system back online. Analysis of the cause and/or resolution may take longer.

4.  Support engineer escalates to Portal engineering.

Severity 2 Errors:

Definition: Serious product defect causing major but intermittent loss of
-----------
production service or preventing imminent deployment of system under development.

Escalation Process:
-------------------
1.  Report the failure via the Web-Based Support interface:
       www.portal.com/websupport/login.htm
       -----------------------------------

2.  Call our 24-Hour message center at (408) 752-7430 to report the problem. The
- on-call support engineer will be paged to respond. A support engineer is expected to respond within 2 hours of logging the call with the message center. If you are able to bring your production system back online
            -----------------------------------------------------------
    successfully and believe that a less urgent fix is required that can be
    -----------------------------------------------------------------------
    worked on during normal business hours, you do not have to call the message
    ---------------------------------------------------------------------------
    center.
    -------

3. The initial focus of the support engineer will be to provide assistance to bring the production system back online. Analysis of the cause and/or resolution may take longer.

4.  Support engineer escalates to Portal engineering


--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                Page - 15 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions


Severities 3,4,5 & 10 Errors:
                            -

The message center does NOT handle severity 3, 4, 5 or 10 issues.

Escalation Process:
------------------
1.  Report the failure via the Web-Based Support interface:
       www.portal.com/websupport/login.htm
       -----------------------------------

2.  The support engineer will attempt to reproduce the problem.

3. If reproducible, support engineer submits the issue to Portal's engineering for consideration in the next release or future release.

4. If you require a fix to be available sooner, inform the support engineer by updating the support case via the web to indicate that the issue needs to be escalated.

5.  Support engineer escalates the issue to Portal engineering.

Note: For severity 3, 4, 5, and 10 issues, Portal engineering will review the escalated issue and determine if a fix will or will not be available in the timeframe requested.

Calling the 24-hour Message Center
----------------------------------

An agent with the message center will receive your call and collect the following information from you: your name, phone number, company which you represent, severity of the problem, and a brief message. The answering service is instructed to escalate severity 1 and severity 2 issues to the appropriate Portal individual. The message center personnel are provided with instructions on how to escalate to the Manager of Technical Support and the VP of Portal's Professional Services should the on-call engineer(s) fail to respond.

NOTE: Our 24-hour support services are only available to our Gold Level Support customers for reporting a severity level 1 or a severity level 2 system failure in a production environment only. For all other severities and for Silver Level Support customers, please call during Portal's normal business hours which are Monday through Friday (excluding holidays) 8:00 am - 5:00 pm PST.

For General Support Issues and Errors of Any Severity:
------------------------------------------------------

If you feel that an error or defect of any severity is not being resolved appropriately, please call the Technical Support phone number at:

  Technical Support:  (408) 343-4410 (voicemail)


--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                Page - 16 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions

and leave a voicemail with your name, phone number, company which you represent and brief problem description. A Technical Support engineer will be paged automatically to assist you. If the Technical Support engineer is unable to address your needs, please feel free to contact the Technical Support Manager at:

          Technical Support Manager:   (408) 697-5037 (pager)

If the problem is not progressing at a speed with which you are satisfied, you may ask the Technical Support Manager to escalate the issue.

TECHNICAL SUPPORT CONTACTS

To ensure that we provide uniform support to each of our customers, each customer account is required to designate two senior level contacts to function as the technical support liaison to Portal. Please send an email to techsup@portal.com stating the name, phone number and email address of your
------------------
contacts. Your designated contacts will be added to our call tracking database and will be the only individuals allowed to submit issues into technical support. To change your contact information, please send an email request to techsup@portal.com. Additional contacts can be negotiated into the Support
------------------
Maintenance Contract at additional cost.

SOFTWARE ERRORS

An Update Release is a full Infranet release and contain the cumulative set of fixes available for a given release. Update Releases should be downloaded and installed in full to ensure that you have the most recent, supported version of Infranet.

Portal will work on cases of severity 1 and 2 until they are resolved. Fixes for these cases are targeted to be included in an Update Release of the currently shipping Infranet release as well as in the following release.

Cases of severity 3 and 4 are targeted for fixing in the next release, severity 5 for fixing in a future release and cases of severity 10 are candidates for a future release.

Periodically, Portal does a full review of outstanding product bugs. Portal engineering and Product Marketing determines the bug fixes and product enhancements selected for integration into a release based upon customer demand and value to our client base.


--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                Page - 17 -
                   Not to be disclosed without prior written
                                  permission

                                                                 Product Support
                                            Guidelines, Policies and Definitions

Product Support Period
----------------------

Infranet releases are supported for a period of 18 months from the official Release to Web date (RTW). Portal highly encourages customers to upgrade to the latest release of Infranet in order to benefit from the latest features and fixes.








     Portal is a registered trademark in the United States, and Portal Software, the Portal logo, the Real Time - No Limits tagline and Infranet are trademarks of Portal Software, Inc. Copyright 1998 Portal Software, Inc.


--------------------------------------------------------------------------------
Portal                   Confidential and Proprietary                Page - 18 -
                   Not to be disclosed without prior written
                                  permission